SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported)  July 28, 1998
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                              GRYPHON HOLDINGS INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-5537                   13-3287060
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)

30 Wall Street, New York, New York                                      10005
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (212) 825-1200
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          (Former Name or Former Address, if Changed Since Last Report)



Item 5.   Other Events.

     On July 28, 1998 the Board of Directors of Gryphon Holdings Inc. ("Gryphon") adopted an amendment to the Rights Agreement dated as of June 5, 1995 between Gryphon Holdings Inc. and State Street Bank and Trust Company, as Rights Agent. A copy of the Amendment is attached hereto as an exhibit and is incorporated herein by reference. A copy of Press Releases issued by Gryphon on July 28, 1998 are also attached hereto as exhibits.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          4.1 Amendment to Rights Agreement between Gryphon Holdings Inc. and State Street Bank and Trust Company, as Rights Agent, dated as of July 28, 1998.

          99.1 Press Release of Gryphon Holdings Inc. issued on July 28, 1998.

          99.2 Press Release of Gryphon Holdings Inc. issued on July 28, 1998.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GRYPHON HOLDINGS INC.


Dated: July 28, 1998                       By: /s/ Stephen A. Crane
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                                               Name:  Stephen A. Crane
                                               Title: President and CEO



                                  Exhibit Index


Exhibit
Number         Description
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  4.1          Amendment to Rights  Agreement  between Gryphon Holdings Inc. and
               State Street Bank and Trust Company, as Rights Agent, dated as of
               July 28, 1998.

  99.1         Press Release of Gryphon Holdings Inc. issued on July 28, 1998.

  99.2         Press Release of Gryphon Holdings Inc. issued on July 28, 1998.